                                                                    EXHIBIT 4.2



                   [LOGO] ALTERNATIVE LIVING SERVICES, INC.


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


   NUMBER                                                          SHARES
   ------                                                          ------
A


                                                              CUSIP 02145K 10 7

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITION

THIS CERTIFIES THAT



is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.01 PAR VALUE PER SHARE, OF
                      ALTERNATIVE LIVING SERVICES, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all of the provisions of the Restated Certificate of Incorporation and Restated Bylaws of the Corporation, and all of the amendments from time to time made thereto. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
                 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                 Dated:

[SEAL]

                   /s/ William F. Lasky                   /s/ John W. Kneen
                 --------------------------             -----------------------
                  Chief Executive Officer                 Vice President and
                            and President                          Secretary


                 Countersigned and Registered:
                          AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  (New York, N.Y.)

                                        Transfer Agent and Registrar,

By

                                                 Authorized Signature

                       ALTERNATIVE LIVING SERVICES, INC.

         This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

                 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  as tenants in common

TEN ENT  as tenants by the entireties

JT TEN   as joint tenants with right
         of survivorship and not as
         tenants in common

UNIF GIFT MIN ACT - _____________ Custodian _____________
                       (Cust)                  (Minor)

                    under Uniform Gifts to Minors Act

                    _________________________________
                                (State)

     Additional abbreviations may also be used though not in the above list

For value received, ______________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

[______________________________________]________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named

Corporation with full power of substitution in the premises.

Dated, ______________________________



                ________________________________________________________________



                 NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.